SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 23, 2002
Date of Report (Date of
earliest event reported)

ITRON, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22418	91-1011792

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2818 North Sullivan Road, Spokane, Washington 99216-1897

(Address of principal executive offices)	(Zip Code)

(509) 924-9900

(Registrant’s telephone number, including area code)

Item 5. Other Events

     On December 23, 2002, Itron, Inc. issued a press release announcing that a jury had returned a verdict against Itron in connection with a patent infringement lawsuit. That press release, which includes a set of questions and answers regarding the lawsuit, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1	Press release issued December 23, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

Dated: December 23, 2002	By	/s/ DAVID G. REMINGTON

David G. Remington Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
99.1	Press release issued December 23, 2002.